Exhibit 32.2
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                    Certification pursuant to 18 U.S.C. 1350,
      as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2002
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In connection with the Quarterly Report of HQ Sustainable  Maritime  Industries,
Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jean-Pierre Dallaire, Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 12, 2005

/s/ Jean-Pierre Dallaire
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Jean-Pierre Dallaire,
Principal Financial and Accounting Officer